UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 19, 2013

TOWER INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34903	27-3679414
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

17672 Laurel Park Drive North, Suite 400E, Livonia, Michigan	48152

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (248) 675-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01      Entry into a Material Agreement

Second Amended and Restated Revolving Credit and Guaranty Agreement

On June 19, 2013, Tower International, Inc. (the “Company”) entered into a Second Amended and Restated Revolving Credit and Guaranty Agreement (the “Amended Revolving Credit Facility Agreement”) by and among Tower Automotive Holdings USA, LLC (the “Borrower”), the Company, Tower Automotive Holdings I, LLC (“Holdco”), Tower Automotive Holdings II(a), LLC, Tower Automotive Holdings II(b), LLC, the subsidiary guarantors named therein, JPMorgan Chase Bank, N.A., Wells Fargo Capital Finance, LLC and each of the other financial institutions from time to time party thereto, as Lenders and JPMorgan Chase Bank, N.A., as Issuing Lender, as Swing Line Lender and as Administrative Agent (in such capacity, the “Agent”) for the Lenders.

The Amended Revolving Credit Facility Agreement amends and restates in its entirety the Amended and Restated Revolving Credit and Guaranty Agreement dated as of June 13, 2011 (the “Existing Revolving Credit Facility Agreement”), by and among Borrower, its domestic affiliate and domestic subsidiary guarantors named therein and the lenders party thereto and the Agent. The Amended Revolving Credit Facility Agreement provides for an asset-based revolving credit facility (the “Amended Revolving Credit Facility”) in the aggregate amount of up to $150 million, subject to a borrowing base limitation. The expiration date for the Amended Revolving Credit Facility is June 19, 2018.

Advances under the Amended Revolving Credit Facility will bear interest at an alternate base rate (which is the highest of the Prime Rate, the Federal Funds Rate plus 0.50% and the Adjusted LIBOR Rate (as each such term is defined in the Amended Revolving Credit Facility Agreement) for a one month interest period plus 1%) plus a base rate margin or LIBOR plus a Eurodollar margin. The applicable margins are determined by the average availability under the Amended Revolving Credit Facility over the preceding three consecutive full calendar months and as of the date of the Amended Revolving Credit Facility Agreement were 1.00% per annum and 2.00% per annum for base rate and LIBOR based borrowings, respectively. Specifically, the applicable margin will be as follows:

Average Availability (for the three consecutive full preceding calendar months)	Eurodollar Margin	Alternate Base Rate Margin
Equal to or greater than $100 million	1.75%	0.75%
Less than $100 million but greater than or equal to $50 million	2.00%	1.00%
Less than $50 million	2.25%	1.25%

The Amended Revolving Credit Facility is guaranteed by the Company, on an unsecured basis, and certain of the Company’s direct and indirect domestic subsidiaries, on a secured basis. The Amended Revolving Credit Facility is secured by the same assets of Borrower and the subsidiary guarantors that secured the obligations under the Existing Revolving Credit Facility Agreement. The Borrower’s and each subsidiary guarantor’s pledge of such assets as security for the obligations under the Amended Revolving Credit Facility is evidenced by a Second Amended and Restated ABL Security Agreement dated as of June 19, 2013 among the Borrower, the guarantors party thereto and the Agent (the “Amended Security Agreement”).

The Amended Revolving Credit Facility Agreement contains customary covenants applicable to certain of the Company’s subsidiaries. The Amended Revolving Credit Facility Agreement contains a financial maintenance covenant ratio (the “Fixed Charge Coverage Ratio”) based on the ratio of consolidated adjusted EBITDA to consolidated fixed charges, each as defined in the Amended Revolving Credit Facility Agreement. If less than the greater of 10.0 percent of the total commitment (which is currently $150 million) and $12.5 million is available under the facility for more than two consecutive days, Holdco is required to maintain a consolidated Fixed Charge Coverage Ratio of not less than 1.00 to 1.00 on a rolling four quarter basis. If Holdco is required at any time to maintain the consolidated Fixed Charge Coverage Ratio, such requirement will end after more than 10.0 percent of the total commitment is available (provided that such number cannot be less than $12.5 million) for twenty consecutive days.

The Amended Revolving Credit Facility Agreement includes customary events of default and amounts due thereunder may be accelerated upon the occurrence of an event of default.

The description of the Amended Revolving Credit Facility Agreement is qualified in its entirety by reference to the full text of the Amended Revolving Credit Facility Agreement, which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein. The description of the Amended Security Agreement is qualified in its entirety by reference to the full text of the Amended Security Agreement, which is attached hereto as Exhibit 10.2 to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.

10.1	Second Amended and Restated Revolving Credit and Guaranty Agreement dated as of June 19, 2013 by and among Tower Automotive Holdings USA, LLC, Tower International, Inc., Tower Automotive Holdings I, LLC, Tower Automotive Holdings II(a), LLC, Tower Automotive Holdings II(b), LLC, the subsidiary guarantors named therein, JPMorgan Chase Bank, N.A., Wells Fargo Capital Finance, LLC and each of the other financial institutions from time to time party thereto, as Lenders and JPMorgan Chase Bank, N.A., as Issuing Lender, as Swing Line Lender and as Administrative Agent for the Lenders.

10.2	Second Amended and Restated ABL Security Agreement dated as of June 19, 2013 among Tower Automotive Holdings USA, LLC, the guarantors named therein and JPMorgan Chase Bank, N.A., as Agent for the Lenders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOWER INTERNATIONAL, INC.

By:	/s/ Jeffrey Kersten
Name: Jeffrey Kersten
Title: Senior Vice President and Corporate
Controller

Dated: June 20, 2013

EXHIBIT INDEX

Exhibit No.
10.1	Second Amended and Restated Revolving Credit and Guaranty Agreement dated as of June 19, 2013 by and among Tower Automotive Holdings USA, LLC, Tower International, Inc., Tower Automotive Holdings I, LLC, Tower Automotive Holdings II(a), LLC, Tower Automotive Holdings II(b), LLC, the subsidiary guarantors named therein, JPMorgan Chase Bank, N.A., Wells Fargo Capital Finance, LLC and each of the other financial institutions from time to time party thereto, as Lenders and JPMorgan Chase Bank, N.A., as Issuing Lender, as Swing Line Lender and as Administrative Agent for the Lenders.

10.2	Second Amended and Restated ABL Security Agreement dated as of June 19, 2013 among Tower Automotive Holdings USA, LLC, the guarantors named therein and JPMorgan Chase Bank, N.A., as Agent for the Lenders.

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